                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Amendment No. ____
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             COLUMBIA CAPITAL CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    KENNETH A. KLOTZ, CHIEF EXECUTIVE OFFICER
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
            ____________________________________________________________________

         2) Aggregate number of securities to which transaction applies:
            ____________________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________

         4) Proposed maximum aggregate value of transaction:
            ____________________________________________________________________

         5) Total fee paid:
            ____________________________________________________________________

[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         _______________________________________________________________________

      2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________________

      3) Filing Party:
         _______________________________________________________________________

      4) Date Filed:
         _______________________________________________________________________

                             COLUMBIA CAPITAL CORP.
                             A DELAWARE CORPORATION

                                EXECUTIVE OFFICES
                              1157 NORTH 5TH STREET
                              ABILENE, TEXAS 79601
                                 (916) 674-3110

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON _____________, 1999

                            ------------------------

TO THE STOCKHOLDERS OF COLUMBIA CAPITAL CORP.:

      The Annual Meeting of Stockholders (the "Meeting") of Columbia Capital Corp., a Delaware corporation (the "Company"), will be held at ___________________________________________, on ___________, 1999, at
___________ a.m., local time, to consider and vote on the following proposals:

                               PURPOSE OF MEETING

         (1) To elect to the Board of Directors five (5) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

         (2) To ratify the appointment of Davis Kinard & Co., P.C., as independent auditors for the Company for the year ending December 31, 1999.

         (3) To transact such other business as may properly come before the Meeting and any adjournments thereof.

      ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON ___________, 1999 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING.

      PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO, INTERWEST STOCK TRANSFER CO., INC., 1981 EAST 4800 SOUTH, SALT LAKE CITY, UTAH 84117,
ATTN: PROXY DEPARTMENT, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              COLUMBIA CAPITAL CORP.



                                              BY: ______________________________
                                                    KENNETH A. KLOTZ
                                                    CHIEF EXECUTIVE OFFICER

ABILENE, TEXAS
DATED: _____________, 1999

                             COLUMBIA CAPITAL CORP.
                             A DELAWARE CORPORATION

                                EXECUTIVE OFFICES
                              1157 NORTH 5TH STREET
                              ABILENE, TEXAS 79601
                                 (915) 674-3110
                             -----------------------

                                 PROXY STATEMENT

                            -------------------------

         This proxy statement is furnished to the stockholders of Columbia Capital Corp., a Delaware corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at ____________________, on ______________, 1999, at ___________ a.m., local time.

         The Meeting will be held to consider and vote on the following proposals:

                               PURPOSE OF MEETING

         (1) To elect to the Board of Directors five (5) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

         (2) To ratify the appointment of Davis Kinard & Co., P.C., as independent auditors for the Company for the year ending December 31, 1999.

         (3) To transact such other business as may properly come before the Meeting and any adjournments thereof.

         The list of all stockholders of record on ______________, 1999, will be available at the Meeting and at the offices of the Company at 1157 North 5th Street, Abilene, Texas 79601, (915) 674-3110 for the ten (10) days preceding the Meeting.

         Upon written request, the Company will provide, without charge, a copy of the exhibits to this Proxy Statement, to any stockholder of record or any stockholder who owned Common Stock listed in the name of a bank or broker, as nominee, at the close of business on ______________, 1999. A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, will be delivered to the Company's stockholders, as of the Record Date, together with this Proxy Statement.

         Requests should be addressed to the Company, to the attention of Columbia Capital Corp., Charles La Montagne, Chief Financial Officer, 1157 North 5th Street, Abilene, Texas 79601, (915) 674-3110.

                           INCORPORATION BY REFERENCE

         Columbia Capital Corp., a Delaware corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, files reports, proxy and information statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and information statements and other information may be inspected and copied at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington D.C. 20549; at its New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048; and at its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago Illinois 60661-2511, and copies of such materials can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http:/www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

         Portions of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, are incorporated by reference in this Proxy Statement.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

         The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

RECORD DATE

         Only stockholders of record at the close of business on ______________, 1999 are entitled to vote at the Meeting. The Company's Common Stock is its only class of voting securities. On ______________, 1999, the record date (the "Record Date") fixed by the Board of Directors, the Company had issued and outstanding _________ shares of Common Stock of record.

REVOCABILITY OF PROXIES

         A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

         Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefor. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

         Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         Shares representing 50% of the voting power of the 12,775,000 shares of Common Stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

         The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

         The Company will count abstentions for purposes of determining both:
(i) the presence or absence of a quorum for the transaction of business, and
(ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

         Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending December 31, 1999 must be received by the Company no later than September 30, 1999, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors of the Company currently have terms which will end at the next annual meeting of the stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers.

         The following sets forth certain biographical information concerning the persons who have been nominated by the Board of Directors to be directors of the Company in connection with Proposal 1 of this Proxy Statement and the current executive officers of the Company:

       NAME                           POSITION                              AGE
       ----                           --------                              ---

Kenneth A. Klotz           President and Chairman of the Board               53
                            of Directors and a Director

Charles La Montagne        Chief Financial Officer, Executive
                            Vice President, Secretary and Director           46

Olan Beard                 Executive Vice President, Chief
                            Operating Officer and Director                   44

Robert M. Feldman          Director                                          67

Donald L. Thone            Director                                          52


         KENNETH A. KLOTZ joined FICI in 1994 as President and Chief Executive Officer. Mr. Klotz became a member of the Company's Board of Directors on September 23, 1997 and has served as the Company's President and Chief Executive Officer since that date. On November 3, 1998, Mr. Klotz became the Chairman of the Board of Directors. Mr. Klotz has worked extensively in the computer data processing industry for over thirty years, generally focusing on the management of information systems using mainframe computer equipment. Mr. Klotz has served in key executive roles for the last nineteen years.

         CHARLES LA MONTAGNE joined FICI in 1994 as Senior Vice President of Banking Services and Chief Financial Officer. Mr. La Montagne became a member of the Company's Board of Directors on September 23, 1997 and now serves as the Company's Executive Vice President. On March 10, 1998, Mr. La Montagne was appointed Chief Financial Officer of the Company. On November 3, 1998, Mr. La Montagne became the Company's Secretary. Prior to joining FICI, Mr. La Montagne worked in a variety of Texas banks and refining companies for over nineteen years, generally focusing on controller responsibilities. Mr. La Montagne has extensive experience in a wide array of issues pertaining to financial control and budgeting.

         OLAN BEARD joined FICI in 1994 as Senior Vice President of Credit Card Services and Chief Operations Officer. Mr. Beard became a member of the Company's Board of Directors on September 23, 1997, and now serves as the Company's Executive Vice President and Chief Operations Officer. Prior to joining FICI, Mr. Beard worked in a variety of Texas banks for over twenty years, gradually ascending the line of command, and serving in key executive positions for the past sixteen years. Mr. Beard has extensive experience in operations generally and in credit card operations particularly.

         ROBERT FELDMAN joined the Board of Directors of the Company on June 4, 1998. Mr. Feldman has been the President, Chief Executive Officer and Chairman of the Board of Directors of Health & Leisure, Inc., a public company, from 1993 to the present. Mr. Feldman acts as a consultant in the health care industry. Mr. Feldman holds a Bachelors of Science Degree from Ohio State University in Pharmacy.

         DONALD L. THONE joined the Board of Directors on June 4, 1998. Mr. Thone was the President and Chief Executive Officer of Synagro Technologies, Inc. ("Synagro") from January, 1994 until February, 1998, and Chairman of Synagro from February, 1998 through August, 1998. Mr. Thone is currently a consultant to Synagro. Mr. Thone has managed numerous companies in the environmental industry. Mr. Thone holds a Bachelor of Science Degree from Arkansas Tech. University and a MED degree from Northeastern State.

                             EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth certain information concerning compensation of certain of the Company's executive officers (the "Named Executives"), including the Company's Chief Executive Officer and all executive officers whose total annual salary and bonus exceeded $100,000, for the years ended December, 1998 and 1997:

---------------------------------------------------------------------------------------------------------------------
                   ANNUAL  COMPENSATION                           LONG TERM COMPENSATION
                                                                           AWARDS              PAYOUTS
---------------------------------------------------------------------------------------------------------------------

                                                            Restricted   Securities
Name and                                   Other annual     Stock        Underlying      LTIP          All other
principal                                  Compensation     Awards (s)   Options/SARs    Payouts       Compensation
position        Year    Salary   Bonus           ($)            ($)           (#)            ($)            ($)
--------------- ------- -------- --------- ---------------- ------------ --------------- ------------- --------------
Kenneth  A.     1998    $89,941    -0-           -0-            -0-         50,000            -              -
Klotz (1)
                1997    $86,000    -0-         $2,400           -0-           -0-             -              -

------------------------

(1) Mr. Klotz was appointed as the Company's Chief Executive Officer on September 23, 1997.

      OPTIONS/SAR GRANTS TABLE DURING LAST FISCAL YEAR. The following table sets forth certain information concerning grants of stock options to certain of the Named Executives, for the fiscal year ended December 31, 1998:


                                                                                POTENTIAL REALIZABLE
                                                                                VALUE AT ASSUMED
                                                                                ANNUAL RATE OF
                                                                                STOCK PRICE APPRECIATION
                           INDIVIDUALS GRANTS                                   FOR OPTION TERM (1)
-----------------------------------------------------------------------------------------------------------

(a)                       (b)          (c)             (d)             (e)          (f)           (g)
                          NUMBER OF    % OF
                          SECURITIES   TOTAL
                          UNDERLYING   OPTIONS/
                          OPTIONS/     SARS            EXERCISE
                          SARS         GRANTED TO      OR BASE
                          GRANTED      EMPLOYEES       PRICE           EXPIRATION
NAME                      (#)          IN FISCAL YEAR  ($/SHARE) (1)   DATE (1)     5% ($)        10%($)

-----------------------------------------------------------------------------------------------------------
Kenneth A. Klotz (2)       50,000       33.33%          $0.48           6/30/08    $52,000        $91,500


--------------------

         (1) This chart assumes a market price of $0.98 for the Common Stock, the average of the bid and asked prices for the Company's Common Stock in the over-the-counter market, as of December 31, 1998, as the assumed market price for the Common Stock with respect to determining the "potential realizable value" of the shares of Common Stock underlying the options described in the chart, as reduced by any lesser exercise price for such options. Each of the options reflected in the chart was granted at exercise prices, which the Company believes to have been determined based on the fair market value of the Common Stock as of the date of grant. Further, the chart assumes the annual compounding of such assumed market price over the relevant periods, without giving effect to commissions or other costs or expenses relating to potential sales of such securities. The Company's Common Stock has a very limited trading history. These values are not intended to forecast the possible future appreciation, if any, price or value of the Common Stock.

         (2) Mr. Klotz was granted an option to purchase up to 50,000 shares of Common Stock at an exercise price of $0.48 per share. These options were initially granted with an exercise price of $2.28 per share, but were repriced to $0.48 per share on December 24, 1998, or approximately 85% of the fair market value of the Common Stock, as of such date. See "Executive Compensation-Option Repricings."

         OPTIONS EXERCISE AND YEAR-END VALUES. The following table sets forth information with respect to the exercised and unexercised options to purchase shares of Common Stock for each of the Named Executives held by them at December 31, 1998:

                                                                                                VALUE OF UNEXERCISED
                          SHARES                             NUMBER OF UNEXERCISED                  IN THE MONEY
                         ACQUIRED          VALUE                  OPTIONS AT                         OPTIONS AT
                       ON EXERCISED      REALIZED               DECEMBER 31, 1998              DECEMBER 31, 1998 (1)
                       ------------      ---------              -----------------              ---------------------
Name                                                     Exercisable     Unexercisable     Exercisable     Unexercisable
----                                                     -----------     -------------     -----------     -------------

Kenneth A. Klotz            -0-             -0-             33,333           16,667          $16,666           $8,334


------------------

      (1)Represents an amount equal to the number of options multiplied by the difference between the average of the closing bid and asked prices for the Common Stock in the Over-the-Counter Market on December 31, 1998 ($0.98 per share) and any lesser exercise price.

         OPTION REPRICINGS. The following tables set forth certain information with respect to the repricing of stock options previously granted during 1998 to the Named Executives:

                                                                                                                LENGTH OF
                                                                                EXERCISE                         ORIGINAL
                                     SECURITIES                                   PRICE                         OPTION TERM
                                     UNDERLYING                                  AT TIME                        REMAINING ON
                                     NUMBER OF            MARKET PRICE             OF                             DATE OF
                                      OPTIONS              OF STOCK AT          REPRICING                        REPRICING
                                    REPRICED OR              TIME OF               OR            NEW EXERCISE       OR
NAME                  DATE            AMENDED         REPRICING OR AMENDMENT    AMENDMENT           PRICE        AMENDMENT
----                  ----          ------------      ----------------------   --------------    ------------    ----------

Kenneth A. Klotz (1)  12/24/98         50,000                 $0.55               $2.28            $0.48         9 years


------------------

      (1)On July 24, 1998, 50,000 options were granted to Mr. Klotz at $2.28 per share. On December 24, 1998, these options were repriced to $0.48 per share, or 85% of the fair market value of the Common Stock on the repricing date.

         EMPLOYMENT AGREEMENTS. On November 5, 1998, the Company entered into written five (5) year employment agreements with Messrs. Klotz, La Montagne and Beard, the Company's executive officers. These agreements provide for annual compensation of $108,000, $81,250, and $81,250, respectively, plus other benefits. These executive officers will also be entitled to participate in stock option and bonus plans which have been adopted by the Company for the Company's officers, directors, employees and consultants. In the event of their involuntary termination, other than for cause or certain other circumstances, each of such persons will be entitled to receive the unpaid base salary, which would otherwise be payable to such persons during the remainder of the term of the employment agreement, in semi-monthly installments during the remainder of such term.

         These employees will also be entitled to participate in stock option and bonus plans, which may be adopted by the Company for officers and directors of the Company and its subsidiaries. In the event of their involuntary termination other than for cause or certain other circumstances, they will be entitled to receive the unpaid balance of their salary for the remaining term of the agreement.

         STOCK OPTION PLAN. As of March 25, 1998, the Company's Board of Directors approved a 1998 Stock Option Plan (the "Stock Option Plan"), which was approved by Board of Directors on March 25, 1998 and submitted to the Stockholders for approval at the Company's annual meeting of stockholders held in July, 1998, where it was approved. The Company has reserved for issuance thereunder an aggregate of 1,250,000 shares of Common Stock. The Stock Option Plan provides for the grant to employees of the Company of incentive stock options within the meaning of Section 422 of the Code, and for the grant to employees and consultants of nonstatutory stock options. The Stock Option Plan limits the number of shares that can be granted to any one individual in any fiscal year to 125,000 shares. A description of the Stock Option Plan is set forth below. The description is intended to be a summary of the material provisions of the Stock Option Plan and does not purport to be complete.

         GENERAL. The general purposes of the Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business. It is intended that these purposes will be effected through the granting of stock options, which may be either "incentive stock options" as defined in Section 422 of the Code, or nonstatutory stock options.

         The Stock Option Plan provides that options may be granted to the employees (including officers and directors who are employees) and consultants of the Company, or of any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. An employee or consultant, who has been granted an option may, if otherwise eligible, is granted additional options. The Company has granted options to purchase up to 316,666 shares of Common Stock under the Stock Option Plan at exercise prices between $0.48 and $0.62 per share.

         ADMINISTRATION OF AND ELIGIBILITY UNDER RESTATED STOCK OPTION PLAN. The Stock Option Plan, as adopted, provides for the issuance of options to purchase shares of Common Stock to officers, directors, employees, independent contractors and consultants of the Company and its subsidiaries as an incentive to remain in the employ of or to provide services to the Company and its subsidiaries. The Stock Option Plan authorizes the issuance of incentive stock options ("ISOs"), non-qualified stock options ("NSOs") and stock appreciation rights ("SARs") to be granted by a committee (the "Committee") to be established by the Board of Directors to administer the Stock Option Plan, which will consist of at least two (2) outside directors of the Company.

         Subject to the terms and conditions of the Stock Option Plan, the Committee will have the sole authority to determine: (a) the persons ("optionees") to whom options to purchase shares of Common Stock and SARs will be granted, (b) the number of options and SARs to be granted to each such optionee, (c) the price to be paid for each share of Common Stock upon the exercise of each option, (d) the period within which each option and SAR will be exercised and any extensions thereof, and (e) the terms and conditions of each such stock option agreement and SAR agreement which may be entered into between the Company and any such optionee.

         All officers, directors and employees of the Company and its subsidiaries and certain consultants and other persons providing significant services to the Company and its subsidiaries will be eligible to receive grants of options and SARs under the Stock Option Plan. However, only employees of the Company and its subsidiaries are eligible to be granted ISOs.

         STOCK OPTION AGREEMENTS. All options granted under the Stock Option Plan will be evidenced by an option agreement or SAR agreement between the Company and the optionee receiving such option or SAR. Provisions of such agreements entered into under the Stock Option Plan need not be identical and may include any term or condition which is not inconsistent with the Stock Option Plan and which the Committee deems appropriate for inclusion.

         INCENTIVE STOCK OPTIONS. Except for ISOs granted to stockholders possessing more than ten percent (10%) of the total combined voting power of all classes of the securities of the Company or its subsidiaries to whom such ownership is attributed on the date of grant ("Ten Percent Stockholders"), the exercise price of each ISO must be at least one hundred percent (100%) of the fair market value of the Company's Common Stock as determined on the date of grant. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than one hundred ten percent (110%) of such fair market value.

         Each ISO must be exercised, if at all, within ten (10) years from the date of grant, but, within five (5) years of the date of grant in the case of ISO's granted to Ten Percent Stockholders. An optionee of an ISO may not exercise an ISO granted under the Stock Option Plan so long as such person holds a previously granted and unexercised ISO. The aggregate fair market value (determined at time of the grant of the ISO) of the Common Stock with respect to which the ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000.

         As of the date of this Report, no ISO's have been granted under the Stock Option Plan.

         NON-QUALIFIED STOCK OPTIONS. The exercise price of each NSO will be determined by the Committee on the date of grant. The Company hereby undertakes not to grant any non-qualified stock options under the Stock Option Plan at an exercise price less than eighty five percent (85%) of the fair market value of the Common Stock on the date of grant of any non-qualified stock option under the Stock Option Plan. The exercise period for each NSO will be determined by the Committee at the time such option is granted, but in no event will such exercise period exceed ten (10) years from the date of grant.

         As of the date of this Report, the Company has granted NSO's to directors to purchase up to 316,666 shares of Common Stock under the Stock Option Plan at exercise prices between $0.48 and $0.62 per share.

         STOCK APPRECIATION RIGHTS. Each SAR granted under the Stock Option Plan will entitle the holder thereof, upon the exercise of the SAR, to receive from the Company, in exchange therefor, an amount equal in value to the excess of the fair market value of the Common Stock on the date of exercise of one share of Common Stock over its fair market value on the date of exercise of one share of Common Stock over its fair market value on the date of grant (or in the case of an SAR granted in connection with an option, the excess of the fair market of one share of Common Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares of Common Stock covered by the SAR or the option, or portion thereof, that is surrendered.

         SARs will be exercisable only at the time or times established by the Committee. If an SAR is granted in connection with an option, the SAR will be exercisable only to the extent and on the same conditions that the related option could be exercised. The Committee may withdraw any SAR granted under the Stock Option Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

         As of the date of this Report, no SAR's have been granted.

         TERMINATION OF OPTION AND TRANSFERABILITY. In general, any unexpired options and SARs granted under the Stock Option Plan will terminate: (a) in the event of death or disability, pursuant to the terms of the option agreement or SAR agreement, but not less than six (6) months or more than twelve (12) months after the applicable date of such event, (b) in the event of retirement, pursuant to the terms of the option agreement or SAR agreement, but no less that thirty (30) days or more than three (3) months after such retirement date, or
(c) in the event of termination of such person other than for death, disability or retirement, until thirty (30) days after the date of such termination. However, the Committee may in its sole discretion accelerate the exercisability of any or all options or SARs upon termination of employment or cessation of services. The options and SARs granted under the Stock Option Plan generally will be non-transferable, except by will or the laws of descent and distribution.

         ADJUSTMENTS RESULTING FROM CHANGES IN CAPITALIZATION. The number of shares of Common Stock reserved under the Stock Option Plan and the number and price of shares of Common Stock covered by each outstanding option or SAR under the Stock Option Plan will be proportionately adjusted by the Committee for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from any stock dividends, splits, consolidations, recapitalizations, reorganizations or like event.

         AMENDMENT OR DISCONTINUANCE OF STOCK OPTION PLAN. The Board of Directors has the right to amend, suspend or terminate the Stock Option Plan at any time. Unless sooner terminated by the Board of Directors, the Stock Option Plan will terminate on December 31, 2006, the tenth anniversary date of the effectiveness of the Stock Option Plan.

         OTHER OPTIONS. On March 20, 1998, the Company entered into a consulting agreement with Worldwide Corporate Finance ("Worldwide"). Worldwide, through its individual affiliate, Michael Markow, provided the Company with consulting services, including long-term business, managerial and financial planning; investigating and analysis in corporate reorganizations and expansion in merger and acquisition opportunities; and the introduction of business opportunities for credit card processing services. A dispute arose between the Company and Worldwide and the parties agreed to terminate the consulting agreement. As compensation for services, the Company granted to Mr. Markow options to purchase up to 700,000 shares of Common Stock, at varying prices between $0.95 and $1.70, which are the subject of a currently effective registration statement. Worldwide elected, in part, to make payment by exercising the options against amounts otherwise payable for services rendered by Mr. Markow, in which the fee will be considered to be paid in full by delivery to Mr. Markow of the shares underlying such options upon exercise thereof. The consulting services provided by Worldwide resulted in 235,000 shares being exercised for services rendered and 40,000 shares being exercised for cash. Upon termination of the consulting agreement, the balance of the options were canceled and the Company paid Worldwide the sum of $15,000.

         On July 1,1998, the Company issued to Matthias & Berg LLP, counsel to the Company, ten (10) year options to purchase up to 100,000 shares of the Company's Common Stock at an exercise price of $2.28 per share, which were repriced to $0.48 per share as of December 24,1998.

COMPENSATION OF DIRECTORS
-------------------------

         The Company does not currently compensate directors for services rendered as directors.

DIRECTORS AND OFFICERS LIABILITY INSURANCE
------------------------------------------

         The Company has obtained directors' and officers' liability insurance with an aggregate limit of liability for the policy year, inclusive of costs of defense, in the amount of $2,000,000. The insurance policy expires on April 8, 2000.

LIMITATIONS ON DIRECTORS' LIABILITIES; INDEMNIFICATION OF OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

         Pursuant to the Company's Certificate of Incorporation and under Delaware law, directors of the Company are not liable to the Company or its stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for dividend payments or stock repurchases illegal under Delaware law or any transaction in which a director has derived an improper personal benefit. The Company's Certificate of Incorporation and Bylaws designate the relative duties and responsibilities of the Company's officers, establish procedures for actions by directors and stockholders and other items. The Company's Certificate of Incorporation and Bylaws also contain extensive indemnification provisions, which will permit the Company to indemnify its officers and directors to the maximum extent provided by Delaware law.

         In addition, the Company has adopted a form of indemnification agreement (the "Indemnification Agreement") which provides the indemnitee with the maximum indemnification allowed under applicable law. The Company has entered into Indemnification Agreements with each of its directors. Since the Delaware statute is non-exclusive, it is possible that certain claims beyond the scope of the statute may be indemnifiable. The Indemnification Agreements provide a scheme of indemnification which may be broader than that specifically provided by Delaware law. It has not yet been determined, however, to what extent the indemnification expressly permitted by Delaware law may be expanded, and therefore the scope of indemnification provided by the Indemnification Agreements may be subject to future judicial interpretation.

         The Indemnification Agreement provides, in pertinent part, that the Company shall indemnify an indemnitee who is or was a party or becomes a party or is threatened to be made a party to any threatened, pending or completed action or proceeding whether civil, criminal, administrative or investigative by reason of the fact that the indemnitee is or was a director, officer, key employee or agent of the Company or any subsidiary of the Company. The Company shall advance all expenses, judgments, fines, penalties and amounts paid in settlement (including taxes imposed on indemnitee on account of receipt of such payouts) incurred by the indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding as described above. The indemnitee shall repay such amounts advanced only if it shall be ultimately determined that he or she is not entitled to be indemnified by the Company. The advances paid to the indemnitee by the Company shall be delivered within 20 days following a written request by the indemnitee. Any award of indemnification to an indemnitee, if not covered by insurance, would come directly from the assets of the Company, thereby affecting a stockholder's investment.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS
----------------------------------------------------------

         Except as set forth in employment agreements of certain employees of the Company and its subsidiaries, the Company has no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee with the Company or a change in control of the Company or a change in such executive officer's or key employee's responsibilities following a change in control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
-----------------------------------------------------------

         The Board has a Compensation Committee and an Audit Committee comprised of the following members of the Board of Directors: Robert M. Feldman and Donald L. Thone, each of whom may be deemed to be an outside/non-employee director. The Board has no standing committee on nominations or any other committees performing equivalent functions.

         The Compensation Committee reviews and approves the annual salary and bonus for each executive officer (consistent with the terms of any applicable employment agreement), reviews, approves and recommends terms and conditions for all employee benefit plans (and changes thereto) and administers the Company's stock option plans and such other employee benefit plans as may be adopted by the Company from time to time.

         The Audit Committee reports to the Board regarding the appointment of the independent public accountants of the Company, the scope and fees of the prospective annual audit and the results thereof, compliance with the Company's accounting and financial policies and management's procedures and policies relative to the adequacy of the Company's system of internal accounting controls.

         COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934.
Section 16(a) of the Exchange Act requires the Company's directors and executive officers and beneficial holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of such equity securities of the Company. Based solely upon a review of such forms, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that all reports required pursuant to Section 16(a) with respect to its executive officers, directors and 10% beneficial stockholders for the fiscal year ended December 31, 1998 were timely filed.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of April 30, 1999, the Company had issued and outstanding 12,775,000 shares of Common Stock. The following table reflects, as of April 30, 1999, the beneficial Common Stock ownership of: (a) each director of the Company, (b) each current executive officer named in the Summary Compensation Table in this Proxy Statement, (c) each person known by the Company to be a beneficial owner of five percent (5%) or more of its Common Stock, and (d) all executive officers and directors of the Company as a group:

NAME AND ADDRESS OF BENEFICIAL OWNER     NUMBER OF SHARES (1)     PERCENT #
------------------------------------     --------------------     ---------

Glenn M. Gallant
3020 N.W. 33rd Avenue
Fort Lauderdale, Florida 33311                   5,348,958(2)         41.76

Douglas R. Baetz
3030 N.W. 33rd Avenue
Fort Lauderdale, Florida 33311                   5,348,958(2)         41.76

Kenneth A. Klotz
1157 North 5th Street
Abilene, Texas 79601                                54,949(3)             *

Charles La Montagne
1157 North 5th Street
Abilene, Texas 79601                                56,365(3)             *

Olan Beard
1157 North 5th Street
Abilene, Texas 79601                                52,000(3)             *

Robert M. Feldman
2720 Sonata Drive
Columbus, Ohio 43209                                69,000(3)             *

Donald L. Thone
202 Hickory Creek Lane
Little Rock, Arkansas 72212                         50,000(3)             *

All directors and officers as a group
(5 persons)                                           282,314          2.18
--------------------

         # Pursuant to the rules of the Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

         * Represents less than 1% of the issued and outstanding shares of the Company.

          (1) These numbers give effect to a 1 for 2 reverse stock split which occurred on September 23, 1997.

          (2) Includes options to acquire 33,333 shares of Common Stock at a price of $0.62 per share.

          (3) Includes options to acquire 50,000 shares of Common Stock at a price of $0.48 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On February 28, 1997, the Company determined that its two subsidiaries, Central Capital Corp. and Hudson Resources, Inc. had no value and would hinder the Company's plans for acquisition. Therefore, the shares of the two subsidiaries were sold to Lynn Dixon, the Company's then principal stockholder, for $1,361.

         On September 23, 1997, Columbia acquired all of the FICI Common Stock from Messrs. Gallant and Baetz. Pursuant to the terms of the agreement of acquisition of the FICI Common Stock, Messrs. Gallant and Baetz received 10,631,250 shares of Common Stock (after Columbia effectuated a 1 for 2 reverse stock split of its common stock) in exchange for the FICI Common Stock, which represented approximately 85% of Columbia's then issued and outstanding Common Stock.

         On July 11, 1997, the Company entered into an agreement with Baytree, for Baytree to act as an exclusive agent in connection with the possible merger or reorganization of the Company with the Company. Baytree received from the Company $150,000 in cash and 618,750 shares of the Company's Common Stock, as a fee for services rendered to the Company for arranging the transactions which are the subject of the Stock Purchase Agreement.

         During the last two years Messrs. Gallant and Baetz, the largest stockholders of the Company, have had existing business relationships and affiliations involving entities with which the Company is doing business. These business entities include Fi-Scrip, Century, Berwyn Holdings, Inc. ("Berwyn") and Access Communications Corp. ("Access"). All transactions between the Company and any of these affiliated entities may be deemed not to be at arm's length. However, management of the Company believes that in all such cases the terms of the agreements between the Company and any of these affiliated entities are on terms at least equal to, if not better than, the terms available from unaffiliated third parties.

         On July 11, 1997, Messrs. Gallant and Baetz purchased Fi-Scrip, which produces the software and firmware that drives ATMs and a wide-array of credit card and debit card point-of-sale swipe machines. Fi-Scrip has entered into an agreement with the Company to provide services in connection with a certain agreement that Fi-Scrip has with an unaffiliated third party. The transaction fee is in addition to the merchant application and statement fees. EBT transactions will produce $0.06 to $0.09 per transaction, paid by the federal government, of which the Company will be paid a per-transaction fee of $0.02 and a fee of $3.50 per monthly statement generated by the Company. This is in addition to certain other access fees that the customer and merchant are charged. During the year ended December 31, 1998, the Company billed approximately $168,000 for services rendered to Fi-Scrip, of which $149,000 remained as accounts receivable at December 31, 1998. As of January 1, 1999, Messrs. Baetz and Gallant contributed, as additional paid-in capital, all of the common stock of Fi-Scrip to the Company for no consideration.

         On September 11, 1997, the Company entered into the Line of Credit with Century. The Line of Credit provided for an aggregate maximum amount of $2,000,000 of credit, secured by all of the Company's assets, at an interest rate of ten percent (10%) per annum. On October 31, 1998, the Company renewed the Line of Credit, and reduced the aggregate maximum amount of available credit to $700,000. Century also released its security interest in the Company's assets. Century is not obligated to make advances to the Company under the Line of Credit.

         As of October 31, 1997, the Company had drawn down the principal amount of $1,400,000 on the Line of Credit. The Line of Credit constituted a principal source of cash flow during the period between the expiration of the Clark Agreement and the commencement of the Master Agreement. As of December 31, 1998, the principal outstanding obligation to Century on the Line of Credit had been reduced to $700,000 from cash flow generated from the Company's operations.

         During the year ended December 31, 1998, the Company billed Century for services rendered in the amount of $119,200. This amount remained as an account receivable at December 31, 1998, which was offset by an allowance for bad debt in the same amount at December 31, 1998.

         During the year ended December 31, 1998, the Company generated approximately $1,650 in net revenues from Berwyn.

         On May 1, 1998, the Company entered into a three-year agreement with Access, a company whose common stock is owned by Messrs. Gallant and Baetz. Access is a reseller of long distance telephone and other telecommunications services and products. Access believes that it is able to offer its customers better rates on long distance then they can obtain from major facilities-based carriers in exchange for volume purchase commitments. However, no assurance to this effect can be given. The agreement designates Access as the carrier of choice and calls for Access to charge the Company $0.0525 per minute for all long distance calls. During the year ended December 31, 1998, the Company was billed approximately $73,000 for services rendered by Access.

                    MATTERS FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1.       ELECTION OF DIRECTORS.

          Five (5) directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of the Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers. In the absence of instructions to the contrary, shares of Common Stock represented by properly executed proxies will be voted for the five (5) nominees listed hereinbelow, all of whom are recommended by management of the Company and who have consented to be named and to serve if elected.

         In the event that any management nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

         The Board of Directors met or adopted actions by unanimous written consent approximately sixteen (16) times during the year ended December 31, 1998. All directors standing for reelection attended 100% of the meetings of the Board.

         The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director. The information presented below is as of April 6, 1999 and is based in part on information furnished by the nominees and, in part, from the records of the Company.

         The affirmative vote of a plurality of the combined Votes Cast at the Meeting is required to elect the directors nominated below.

      THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

                        NOMINEES FOR ELECTION AS DIRECTOR
                        ---------------------------------

         The following persons have been recommended by management of the Company and have consented to be named and to serve as members of the Company's Board of Directors if elected. Kenneth A. Klotz has been nominated to be the Chairman of the Board of Directors. Biographies of such persons may be reviewed in the section of this Proxy Statement entitled "Directors and Executive Officers."

                      NAME                         DIRECTOR SINCE:
                      ----                         ---------------
                Kenneth A. Klotz.                 September 23, 1997
                Charles La Montagne.              September 23, 1997
                Olan Beard                        September 23, 1997
                Donald Thone                      June 4, 1998
                Robert Feldman                    June 4, 1998

PROPOSAL 2.       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.

         The Board of Directors of the Company has appointed the firm of Davis Kinard & Co., P.C., as independent auditors for the Company for the year ending December 31, 1999, subject to stockholder approval. The Company has been advised by Davis Kinard & Co., P.C., neither that firm nor any of its partners has any material relationship with the Company or any affiliate of the Company.

         A representative of Davis Kinard & Co., P.C. is expected to be present at the Meeting to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions at the Meeting. In the event that the stockholders disapprove the appointment of Davis Kinard & Co., P.C., as independent auditors for the Company, the Board of Directors will review its selection.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Approval of the appointment of Davis Kinard & Co., P.C. as independent auditors for the Company for he year ending December 31, 1999 requires the affirmative vote of a majority of the combined Votes Cast.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DAVIS KINARD & CO., P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1999.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS OF

                                          COLUMBIA CAPITAL CORP.



                                          BY: /S/ KENNETH A. KLOTZ
                                              ----------------------------------
                                                  KENNETH A. KLOTZ
                                                  CHIEF EXECUTIVE OFFICER



ABILENE, TEXAS
DATED: ___________, 1999

                                    P R O X Y
                                    - - - - -
                             COLUMBIA CAPITAL CORP.

             THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS

                      FOR AN ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON ___________, 1999

         The undersigned stockholder appoints Kenneth A. Klotz and Charles La Montagne, or either of them, as proxy with full power of substitution, to vote the shares of voting securities of Columbia Capital Corp. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at ______________, on ___________, 1999 at __________ a.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

      THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

(1) [ ] FOR ALL NOMINEES LISTED HEREIN (EXCEPT AS MARKED UP TO THE CONTRARY BELOW).

     [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW)

        Kenneth A. Klotz             Charles La Montagne             Olan Beard

        Donald Thone                 Robert Feldman

(2) To ratify the appointment of Davis Kinard & Co., P.C., as independent auditors for the Company for the year ending December 31, 1999.

      [ ] FOR                       [ ] AGAINST                      [ ] ABSTAIN

         In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.



DATED:______________                          __________________________________
                                              Signature



                                              __________________________________
                                              Signature (if held jointly)



                                              __________________________________
                                              Print Names

            (Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person).



      PLEASE CHECK THE BOXES ABOVE, SIGN, DATE AND RETURN THIS PROXY TO INTERWEST STOCK TRANSFER CO., INC., 1981 EAST 4800 SOUTH, SALT LAKE CITY, UTAH 84117, ATTN: PROXY DEPARTMENT, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.